FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 25049


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                    the Securities Act of 1934

Date of Report (Date of earliest event reported):  October 21, 1998.


                   Stone Container Corporation
      (Exact name of registrant as specified in its charter)


             Delaware            1-3439              36-2041256
(State or other jurisdiction (Commission file  (IRS Employer Identification
 of incorporation)             Number)           Number)

150 North Michigan Avenue, Chicago, Illinois             60601-7568
(Address of principal executive offices)                   Zip Code

Registrant's telephone number, including area code:  (312) 346-6600

Not applicable
(Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS.

          On October 21, 1998, Stone Container Corporation (the "Company") issued a news release with respect to a complaint (the "Complaint") filed against the Company on October 20, 1998 in the Court of Chancery of the State of Delaware by two holders of the Company's Series E Cumulative
Convertible Exchangeable Preferred Stock.   The news release is attached
as Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 News release of the Company with respect to the Complaint dated October 21, 1998.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   STONE CONTAINER CORPORATION



Date:  October 27, 1998                      By:    LESLIE T. LEDERER
                                                     Vice President




                          EXHIBIT INDEX



 Exhibit
 Number

          Description of Exhibit

99.1 News release of the Company with respect to the Complaint dated October 21, 1998.